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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2003

                         WESTERN POWER & EQUIPMENT CORP.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                  0-26230                 91-1688446
          --------                  -------                 ----------
      (State or other             (Commission             (IRS Employer
      jurisdiction of             File Number)          Identification No.)
       incorporation)


                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.     OTHER EVENTS

            On July 18, 2003, Western Power & Equipment Corp. ("Western") was informed by CDKnet.com, Inc. ("CDK") that the agreement to sell all of the capital stock of Western's wholly-owned subsidiary to CDK, pursuant to a Stock Purchase and Exchange Agreement dated May 5, 2003 ("Agreement") between Western and CDK, was being terminated. CDK stated that its reason for terminating the Agreement was the failure by both parties to complete the transaction in a timely manner.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)      Exhibits

                     Exhibit 99.1 - Press Release dated August 7, 2003


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August  7, 2003

                                    WESTERN POWER & EQUIPMENT CORP.

                                    By:  /s/ C. Dean McLain
                                        ----------------------------------------
                                    Name:  C. Dean Mclain
                                    Title: President and Chief Executive Officer